NEWS
RELEASE___________________________________________________

FOR IMMEDIATE RELEASE
CONTACT: Chris Mathis
(512) 434-3766

TEMPLE-INLAND INC. REPORTS FOURTH QUARTER
 AND FULL YEAR 2009 RESULTS

AUSTIN, TEXAS, February 9, 2010--Temple-Inland Inc. today reported net income for full year 2009 of $206 million, or $1.89 per diluted share, compared with a net loss of $8 million, or $0.08 per share, in 2008. Net income in 2009 excluding special items was $78 million, or $0.70 per diluted share, compared with $12 million, or $0.11 per diluted share, in 2008.

	Year
	2009	2008
Net income per diluted share as reported	$1.89	($0.08)
Adjustment for special items	(1.19)	0.19
Net income per diluted share, excluding special items	$0.70	$0.11

Doyle R. Simons, chairman and chief executive officer of Temple-Inland Inc., said, “We delivered strong operating results and cash flow in 2009 despite tough economic conditions. Cash from operations was $640 million.  We reduced debt by $482 million for the year.

“In Corrugated Packaging, we posted record operating income of $347 million and generated a return on investment of 16.5%, the highest return among our peers. Operating income in 2009 improved by over 50% compared with 2008 driven by our lower cost structure in our box plant system and benefits from our Newport, Indiana mill, which included integration synergies and production of value-added white-top linerboard. We also benefited from lower input costs, our heavy orientation to the food and beverage market and our integrated system.

“Building Products markets continue to suffer from the decline in housing markets. Despite a 39% decrease in housing starts in 2009 compared with 2008, we generated $17 million of EBITDA in 2009, an increase of $9 million compared with 2008. Our improvement in 2009 was due to our structural cost reduction initiatives, favorable geographic footprint and mix of products. We remain focused on generating cash and returning to profitability in this business.

“As we enter 2010, we are focused on fully implementing the current box price increase and continuing to structurally lower our costs in Corrugated Packaging. In Building Products, our low-cost assets and favorable product mix position us to fully capitalize on an economic rebound and recovery in housing.”

Fourth quarter 2009 net income was $38 million, or $0.34 per diluted share, compared with fourth quarter 2008 net loss of $6 million, or $0.06 per share, and third quarter 2009 net income of $67 million, or $0.61 per diluted share. Fourth quarter 2009 net loss excluding special items was $7 million, or $0.07 per share.

	Fourth Quarter		Third Quarter

	2009	2008	2009

Net income per dil. share as reported	$0.34	$(0.06)	$0.61

Adjustment for special items	(0.41)	0.17	(0.37)

Net income per diluted share, Excluding special items	$(0.07)	$0.11	$0.24

Corrugated Packaging

Segment Operating Income	Year 2009	Year 2008	4th Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2009
($ in Millions)	$347	$225	$57	$68	$94

Corrugated Packaging operating results were a record $347 million in 2009. Earnings improved in 2009 compared with 2008 as lower input and converting costs and the benefits of the acquisition of the Newport, Indiana mill more than offset lower box prices and volumes. Operating results declined in fourth quarter 2009 compared with third quarter 2009 due to lower box volumes, higher input costs, more downtime and lower prices.

Building Products

Segment Operating Income	Year 2009	Year 2008	4th Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2009
($ in Millions)	($27)	($40)	($18)	($14)	($4)

Building Products operating results improved in 2009 compared with 2008 primarily due to lower costs. Operating income for fourth quarter 2009 declined compared with third quarter 2009 primarily due to lower shipments and prices for all products. Results for fourth quarter 2009 also include $4 million of non-cash inventory adjustments and asset write-offs.

Special items for 2009 after tax were $128 million, or $1.19 per diluted share, including: (i) income of $134 million, or $1.24 per diluted share, for alternative fuel mixture tax credits; (ii) a charge of $11 million, or $0.10 per diluted share, related to the substitution of letters of credit in connection with the 2007 sale of timberland; (iii) income of $9 million, or $0.09 per diluted share, related to the purchase and retirement of long-term debt; and (iv) a charge of $3 million, or $0.03 per diluted share, related to facility closures and employment reductions.

Special items for fourth quarter 2009 after tax were income of $45 million, or $0.41 per diluted share, for alternative fuel mixture tax credits.

Temple-Inland will host a conference call on February 9, 2010, at 9:30 am Eastern Time to discuss results of fourth quarter and full year 2009. To access the conference call, listeners calling from the United States and Canada should dial 1-866-394-6665 at least 15 minutes prior to the start of the call.  The passcode for the conference call is: 49352530.  Those calling from outside the United States and Canada should dial 1-706-634-1667 and use the same passcode as set forth above.  Replays of the call will be available for two weeks following completion of the live call and can be accessed at 1-800-642-1687 in the United States and Canada and at 1-706-645-9291 outside the United States and Canada.  The passcode for the replay is: 49352530.

The conference call may also be accessed through Temple-Inland’s Internet site, www.templeinland.com, by clicking on "Investor Relations – Investor Events."

Temple-Inland Inc. is a manufacturing company focused on corrugated packaging and building products. The fully integrated corrugated packaging operation consists of 7 mills and 63 converting facilities. The building products operation manufactures a diverse line of building products for new home construction, commercial and repair and remodeling markets. Temple-Inland's address on the World Wide Web is www.templeinland.com.

This release contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates; current conditions in financial markets could adversely affect our ability to finance our operations; demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs,  contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publically revise any forward looking statements contained in this release to reflect the occurrence of events after the date of this release.

This release includes non-GAAP financial measures.  The required reconciliations to GAAP financial measures are included in this release.

            TEMPLE-INLAND INC. AND SUBSIDIARIES
CONSOLIDATED EARNINGS AND SEGMENT RESULTS
(Preliminary and Unaudited)

	Fourth Quarter		For the Year
	2009	2008	2009	2008
	(In millions, except per share)
Revenues
Corrugated packaging	$715	$819	$3,001	$3,190
Building products	130	154	576	694
Total revenues	$845	$973	$3,577	$3,884

Income
Corrugated packaging	$57	$68	$347	$225
Building products	(18)	(14)	(27)	(40)
Total segment operating income	39	54	320	185
Items not included in segments:
General and administrative expense	(17)	(17)	(70)	(76)
Share-based and long-term incentive compensation	(19)	18	(58)	2
Other operating income (expense)	67	(13)	206	(29)
Other non-operating income (expense)	1	1	(1)	––
Net interest income (expense) on financial assets and nonrecourse financial liabilities of special purpose entities	(2)	2	(2)	(2)
Interest expense on debt	(13)	(23)	(63)	(81)
Income (loss) before taxes	56	22	332	(1)
Income tax expense	(18)	(28)	(125)	(7)
Net income (loss)	38	(6)	207	(8)
Net income attributable to noncontrolling interest of special purpose entities	––	––	(1)	––
Net income (loss) attributable to Temple-Inland Inc.	$38	$(6)	$206	$(8)

Average basic shares outstanding	107.3	106.7	106.9	106.7
Average diluted shares outstanding	109.0	106.7	108.0	107.4

Per share information:
Basic earnings	$0.35	$(0.06)	$1.91	$(0.08)
Diluted earnings (a)	$0.34	$(0.06)	$1.89	$(0.08)
Dividends	$0.10	$0.10	$0.40	$0.40
____________
(a)	Earnings per share for fourth quarter and full year 2008 is based on average basic shares outstanding due to our loss from continuing operations.

TEMPLE-INLAND INC. AND SUBSIDIARIES
SUMMARIZED CONSOLIDATED BALANCE SHEETS
(Preliminary and Unaudited)

	Year-End 2009	Year-End 2008
	(Dollars in millions)
ASSETS
Current Assets	$992	$1,073
Property and Equipment	1,595	1,664
Financial Assets of Special Purpose Entities	2,475	2,474
Goodwill	394	394
Other Assets	253	264
TOTAL ASSETS	$5,709	$5,869

LIABILITIES
Current Liabilities	$471	$446
Long-Term Debt	710	1,191
Nonrecourse Financial Liabilities of Special Purpose Entities	2,140	2,140
Deferred Tax Liability	721	750
Liability for Pension Benefits	285	172
Liability for Postretirement Benefits	105	101
Other Long-Term Liabilities	391	292
TOTAL LIABILITIES	4,823	5,092
SHAREHOLDERS’ EQUITY
Temple-Inland Inc. Shareholders’ Equity	794	686
Noncontrolling Interest of Special Purpose Entities	92	91
TOTAL SHAREHOLDERS’ EQUITY	886	777
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,709	$5,869

TEMPLE-INLAND INC. AND SUBSIDIARIES
SUMMARIZED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (Preliminary and Unaudited)

	Fourth Quarter		For the Year
	2009	2008	2009		2008
	(In millions)
CASH PROVIDED BY (USED FOR) OPERATIONS
Operations	$125 (a)	$80 (c)	$549	(a) (c)	$222	(c)(d)
Working capital	75 (b)	(19)	91	(b)	(404	) (e)
	200	61	640		(182)
CASH PROVIDED BY (USED FOR) INVESTING
Capital expenditures	(49)	(48)	(130)		(164)
Acquisition, net of cash acquired	—	—	—		(57)
Other	8	—	4		(6)
	(41)	(48)	(126)		(227)
CASH PROVIDED BY (USED FOR) FINANCING
Cash dividends to shareholders	(11)	(11)	(43)		(43)
Net change in debt	(168)	(1)	(467)		286
Fees related to special purpose entities	—	—	(19)		—
Other	13	(7)	9		(17)
	(166)	(19)	(520)		226
Effect of exchange rate changes on cash and cash equivalents	1	(3)	1		(3)
Net decrease in cash and cash equivalents	(6)	(9)	(5)		(186)
Cash and cash equivalents at beginning of period	42	50	41		227
Cash and cash equivalents at end of period	$36	$41	$36		$41

SUPPLEMENTAL INFORMATION
Depreciation and amortization	$49	$55	$200		$206
_____________
(a)	Includes alternative fuel mixture tax credits, net of related costs and tax payments, of $54 million in fourth quarter 2009 and $175 million for the year 2009.
(b)	Includes federal income tax refund of $58 million.
(c)	Includes voluntary, discretionary contributions to our defined benefit plan of $15 million in fourth quarter 2008, and $30 million for the year 2009 and 2008.
(d)	Includes payments related to our 2007 transformation plan of $50 million.
(e)	Includes payments related to our 2007 transformation plan of $297 million.

TEMPLE-INLAND INC. AND SUBSIDIARIES
SUMMARIZED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (Preliminary and Unaudited)

	Fourth	Third		Second		First	Fourth
	Quarter	Quarter		Quarter		Quarter	Quarter
	2009	2009		2009		2009	2008
	(In millions)
CASH PROVIDED BY (USED FOR) OPERATIONS
Operations	$125 (a)	$160	(a)(c)	$150	(a)(c)	$114	$80 (c)
Working capital	75 (b)	28		22		(34)	(19)
	200	188		172		80	61
CASH PROVIDED BY (USED FOR) INVESTING
Capital expenditures	(49)	(29)		(33)		(19)	(48)
Other	8	4		(7)		(1)	—
	(41)	(25)		(40)		(20)	(48)
CASH PROVIDED BY (USED FOR) FINANCING
Cash dividends to shareholders	(11)	(11)		(11)		(10)	(11)
Net change in debt	(168)	(151)		(108)		(40)	(1)
Fees related to special purpose entities	—	—		(4)		(15)	—
Other	13	11		(4)		(11)	(7)
	(166)	(151)		(127)		(76)	(19)
Effect of exchange rate changes on cash and cash equivalents	1	(1)		2		(1)	(3)
Net increase (decrease) in cash and cash equivalents	(6)	11		7		(17)	(9)
Cash and cash equivalents at beginning of period	42	31		24		41	50
Cash and cash equivalents at end of period	$36	$42		$31		$24	$41

SUPPLEMENTAL INFORMATION
Depreciation and amortization	$49	$50		$50		$51	$55
_____________

(a)	Includes alternative fuel mixture tax credits, net of related costs and tax payments, of $54 million in fourth quarter 2009, $58 million in third quarter 2009, and $63 million in second quarter 2009.
(b)	Includes federal income tax refund of $58 million.
(c)	Includes voluntary, discretionary contribution to our defined benefit plan of $15 million in third and second quarter 2009 and fourth quarter 2008.

TEMPLE-INLAND INC. AND SUBSIDIARIES
REVENUES AND UNIT SALES, EXCLUDING JOINT VENTURE OPERATIONS
 (Preliminary and Unaudited)

	Fourth Quarter		For the Year
	2009	2008	2009	2008
Revenues	(Dollars in millions)
Corrugated packaging
Corrugated packaging	$679	$744	$2,856	$2,975
Paperboard (a) (b)	36	75	145	215
Total corrugated packaging	$715	$819	$3,001	$3,190
Building products
Lumber	$42	$48	$181	$225
Gypsum wallboard	32	34	141	135
Particleboard	28	37	136	175
Medium density fiberboard	15	16	64	72
Fiberboard	5	8	23	41
Other	8	11	31	46
Total building products	$130	$154	$576	$694

Unit Sales
Corrugated packaging
Corrugated packaging, thousands of tons	795	799	3,285	3,303
Paperboard, thousands of tons (a) (b)	89	165	353	469
Total, thousands of tons	884	964	3,638	3,772
Building products
Lumber, mbf	163	176	718	769
Gypsum wallboard, msf	292	248	1,162	1,061
Particleboard, msf	85	100	394	472
Medium density fiberboard, msf	28	30	124	140
Fiberboard, msf	26	43	121	213
____________
(a)	Paperboard includes containerboard and light-weight gypsum facing paper.
(b)	Comparisons of revenue and unit sales of paperboard are affected by the July 25, 2008 purchase of our partner’s interest in Premier Boxboard Limited LLC.

TEMPLE-INLAND INC. AND SUBSIDIARIES
CALCULATION OF NON-GAAP FINANCIAL MEASURES
 (Preliminary and Unaudited)

	Fourth Quarter		Third Quarter	For the Year
	2009	2008	2009	2009	2008
	(In millions, except per share)
NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS
Net income (loss) in accordance with GAAP	$38	$(6)	$67	$206	$(8)
Special items, after-tax:
Alternative fuel mixture tax credits, net of costs	45	––	42	134	––
Facility closures and headcount reductions	––	(5)	––	(3)	(5)
Litigation and other	––	(3)	––	(1)	––
Substitution costs	––	––	––	(11)	––
Gain (loss) on purchase and retirement of debt	––	––	(2)	9	––
Charges related to early repayment of PBL debt	––	––	––	––	(2)
Transformation costs	––	––	––	––	(13)
Effect of change in estimated annual effective tax rate on previously reported special items	––	(10)	––	––	––
Total special items, after-tax	45	(18)	40	128	(20)
Net income (loss), excluding special items	$(7)	$12	$27	$78	$12

Net income (loss), per share, in accordance with GAAP	$0.34	$(0.06)	$0.61	$1.89	$(0.08)
Special items, after-tax, per share:
Alternative fuel mixture tax credits, net of costs	0.41	––	0.39	1.24	––
Facility closures and headcount reductions	––	(0.05)	––	(0.03)	(0.05)
Litigation and other	––	(0.02)	––	(0.01)	––
Substitution costs	––	––	––	(0.10)	––
Gain (loss) on purchase and retirement of debt	––	––	(0.02)	0.09	––
Charges related to early repayment of PBL debt	––	––	––	––	(0.02)
Transformation costs	––	––	––	––	(0.12)
Effect of change in estimated annual effective tax rate on previously reported special items	––	(0.10)	––	––	––
Total special items, after-tax	0.41	(0.17)	0.37	1.19	(0.19)
Net income (loss), per share, excluding special items	$(0.07)	$0.11	$0.24	$0.70	$0.11

Average basic shares outstanding	107.3	106.7	106.9	106.9	106.7
Average diluted shares outstanding	109.0	106.7	108.6	108.0	107.4

Building products EBITDA
Segment operating loss determined in accordance with GAAP	$(18)	$(14)	$(4)	$(27)	$(40)
Depreciation and amortization	10	13	11	44	48
Building products EBITDA	$(8)	$(1)	$7	$17	$8